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                                                                    EXHIBIT 99.1

                          LEASE BALANCE STRATIFICATION

                           DISTRIBUTION OF LEASES BY
                            REMAINING CONTRACT TERM

                                                                                     Percentage of
                                                                   Statistical         Statistical                      Percentage
                                                    Percentage      Discounted         Discounted                       of Original
                                       Number of    of Number    Present Value of   Present Value of     Aggregate       Equipment
          Remaining Term                Leases      of leases         Leases             Leases        Equipment Cost      Cost
----------------------------------    -----------  ------------ ------------------ ------------------ ---------------- -------------
               1 - 12                      6,873        35.07%         13,228,563             11.97%       65,639,386        29.24%
              13 - 24                      6,809        34.74%         35,958,480             32.55%       77,225,023        34.40%
              25 - 36                      3,272        16.70%         28,066,291             25.40%       43,191,078        19.24%
              37 - 48                      2,042        10.42%         24,444,749             22.13%       28,948,497        12.90%
              49 - 60                        595         3.04%          8,669,624              7.85%        9,353,987         4.17%
              61 - 72                          7         0.04%            108,412              0.10%          107,077         0.05%

------------------------------------------------------------------------------------------------------------------------------------
   TOTAL                                  19,598       100.00%        110,476,118            100.00%      224,465,047       100.00%
====================================================================================================================================

                           DISTRIBUTION OF LEASES BY
                             ORIGINAL CONTRACT TERM

                                                                                     Percentage of
                                                                   Statistical         Statistical                      Percentage
                                                    Percentage      Discounted         Discounted                       of Original
                                       Number of    of Number    Present Value of   Present Value of     Aggregate       Equipment
          Original Term                 Leases      of leases         Leases             Leases        Equipment Cost      Cost
----------------------------------    -----------  ------------ ------------------ ------------------ ---------------- -------------
               1 - 12                         82         0.42%             66,257              0.06%          421,011         0.19%
              13 - 24                        910         4.64%          2,144,812              1.94%        4,971,813         2.22%
              25 - 36                      7,718        39.38%         26,263,613             23.77%       60,175,094        26.81%
              37 - 48                      2,143        10.93%         11,788,397             10.67%       26,077,912        11.62%
              49 - 60                      7,801        39.81%         61,635,279             55.79%      120,286,313        53.59%
              61 - 72                        944         4.82%          8,577,761              7.76%       12,532,906         5.58%
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL                                  19,598       100.00%        110,476,118            100.00%      224,465,047       100.00%
====================================================================================================================================